TIDEWATER
TIDEWATER
CREDIT SUISSE 2010
CREDIT SUISSE 2010
ENERGY SUMMIT
ENERGY SUMMIT
February 4, 2010
Quinn Fanning
Quinn Fanning
Executive Vice President, CFO
Executive Vice President, CFO
Joseph M. Bennett
Joseph M. Bennett
Executive Vice President and
Executive Vice President and
Chief Investor Relations
Chief Investor Relations
Officer
Officer
Exhibit 99.1

TIDEWATER
TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the
Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; instability of global financial markets and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher risk countries of operations; foreign currency fluctuations;
labor influences proposed by international conventions; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
Phone: 504.568.1010  |  Fax: 504.566.4580  |  Web: www.tdw.com  |  Email: connect@tdw.com

3 OUR NEW LOGO, AT OUR NEW LOGO, AT LEAST UNTIL SUNDAY !!! LEAST UNTIL SUNDAY !!! + =

SAFETY – SAFETY – A TOP PRIORITY A TOP PRIORITY

A REMINDER OF A REMINDER OF OUR WORKPLACE OUR WORKPLACE

SECURING OUR PEOPLE SECURING OUR PEOPLE AND ASSETS AND ASSETS

0.00
0.25
0.50
0.75
1.00
7
SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES
Total Recordable Incident Rates
2002 2003 2004 2005 2006 2007
Calendar Years
2008
TIDEWATER
DOW CHEMICAL
DUPONT
EXXON/MOBIL
BP

TIDEWATER TODAY
TIDEWATER TODAY
Solid safety record – One LTA and .18 TRIR in FY’09; good record YTD
Unmatched (and growing) global footprint – 50+ years internationally and working in over 60 countries
Fleet positioned to earn solid returns on a through-cycle basis – Third consecutive year of record earnings (19.3% Return on Average Equity over the last three fiscal years)
Strong balance sheet – no net debt at December 31, 2009
Continuing to invest in new vessels with expanded capabilities, while disposing of older, more traditional vessels – 38 deliveries in last 21 months and 36 under construction or committed to purchase at 12/31/09
Track record of prudent capital management and of returning capital to shareholders – consistent paying of dividends and selective share repurchases historically
(or in New Orleans
(or in New Orleans
slang “Who Dat”)
slang “Who Dat”)

Culture is a competitive advantage
•
Safety-oriented
•
Deep knowledge of customer needs
•
Aggressive management of operating and capital costs
Maintain maximum financial flexibility to deal with
uncertainties
Selectively deploy cash to renew fleet with
expanded capabilities
Opportunistically utilize balance sheet strength
•
Right acquisitions, right price, right time
•
Consistently focus on creating shareholder value
OUR STRATEGY
OUR STRATEGY
(Not much has changed!)
(Not much has changed!)

0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010
10
EXPECTED RETIREMENTS
EXPECTED RETIREMENTS
EXCEED NEW DELIVERIES
EXCEED NEW DELIVERIES
(Includes AHTS and PSV’s only)
(Includes AHTS and PSV’s only)
Estimated as of December 2009
Estimated as of December 2009
As of 12/31/09, there are approximately 523
additional AHTS and PSV’s under construction.
Of the total 2,390 vessels, 333 vessels are 30+ yrs old,
Of the total 2,390 vessels, 333 vessels are 30+ yrs old,
another 491 are 25-29 yrs old,
another 491 are 25-29 yrs old,
and 94 are 20-24 yrs old
and 94 are 20-24 yrs old
Source: ODS-Petrodata and Tidewater

(Includes AHTS and PSV’s only)
(Includes AHTS and PSV’s only)

VESSEL POPULATION
VESSEL POPULATION
BY OWNER
BY OWNER
Estimated as of December 2009
Estimated as of December 2009
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1 Avg. All Others
(1,721 total vessels
for 300+ owners)
275
104
97
72
62
59
5

Current Vessel Demand Dynamics:
2,390 Global Vessel Count (AHTS & PSV only)
553 Global Working Rigs
4.3 Vessel to Rig Ratio
Possible Incremental Vessel Demand:
145 New rigs under construction
(???Cancellations???)
VESSEL / RIG RATIO
VESSEL / RIG RATIO
Source: ODS-Petrodata and Tidewater
Estimated as of December 2009

Jackups Semi Drillships
June 2008 379 145 30
December 2009 317 146 44
     Variance (62) 1 14
13
GOM accounts for 34 of the 62 working jackup count variance
GOM accounts for 34 of the 62 working jackup count variance
Source: ODS-Petrodata and Tidewater
WORKING RIG COUNTS
WORKING RIG COUNTS

RIGS CONTRACTED BY
RIGS CONTRACTED BY
OUR TOP 10 CUSTOMERS
OUR TOP 10 CUSTOMERS
(Estimated as of December 2009)
(Estimated as of December 2009)
* PEMEX alone has 27 of the 74 jackups
* PEMEX alone has 27 of the 74 jackups
Source: ODS-Petrodata and Tidewater
14
Jackups Semi Drillships
December 2009 working rigs 317 146 44
Working for top 10 customers 74 74 19
23% 51% 43%

Unique global footprint; 50+ years of Int’l experience
Unmatched scale and scope of operations
31 of 33 current newbuilds in Int’l yards
Longer contracts, better utilization, higher dayrates for
new & traditional vessels operating in Int’l markets
Solid customer base of NOC’s and IOC’s
INTERNATIONAL
INTERNATIONAL
STRENGTH
STRENGTH

NOC's
23%
Others
37%
Super Majors
40%
Our top 10 customers in Fiscal 2009 (5 Super Majors, 4 NOC’s
Our top 10 customers in Fiscal 2009 (5 Super Majors, 4 NOC’s and one large independent) accounted for 60% of our revenue
and one large independent) accounted for 60% of our revenue
CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base

Active Vessel Count By Region
(excludes stacked vessels)
Europe/M.E.
33 (11%)
Europe/M.E. Europe/M.E.
33 (11%)
33 (11%)
(11%)
Far East
50 (16%)
Far East Far East
50 (16%)
50 (16%)
(16%)
West Africa
130 (43%)
West Africa West Africa
130 (43%)
130 (43%)
(43%)
Central/South
America
73 (24%)
Central/South Central/South
America America
73 (24%)
73 (24%)
(24%)
94% International       6% Domestic
94% International       6% Domestic
(vs. 65% International and 35% Domestic ~ ten years ago) (vs. 65% International and 35% Domestic ~ ten years ago)
TIDEWATER TODAY
TIDEWATER TODAY
INTERNATIONAL STRENGTH
INTERNATIONAL STRENGTH
(as of 12/31/09)
(as of 12/31/09)
North America
18 (6%)
North America
18 (6%)

Strive for a Balance Between
Strive for a Balance Between
Performance, Growth and Financial Strength
Performance, Growth and Financial Strength
Ability to support continued fleet renewal and growth
Current environment will present opportunities to utilize
our financial strength
Funding with internal cash flow and available credit
Always weigh build vs. buy criteria
GROWING INDUSTRY’S
GROWING INDUSTRY’S
LARGEST FLEET
LARGEST FLEET

LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY…
IN THE INDUSTRY…
Vessel Commitments Jan. ’00 –
Vessel Commitments Jan. ’00 –
Dec. ‘09
Dec. ‘09
(1) Includes vessels added to the fleet financed by leases.
(2) $2,578m funded through 12/31/09.
*Excludes ENSCO fleet acquisition effected April 1, 2003.
At 12/31/09, 163 new vessels in fleet with 4.7 year average age
At 12/31/09, 163 new vessels in fleet with 4.7 year average age
$1,454m 74 PSV’s
$3,106m
(2)
214 TOTALS:
(1)
$284m  66 Crewboats & Tugs
$1,368m 74 AHTS
Estimated Cost Vessel Count

…
…
AND COUNTING
AND COUNTING
20
Estimated delivery schedule – 9 remaining in FY’ 10,  12 in FY’ 11, 13 in FY’ 12 and 2 thereafter.
CAPX of $183m remaining in FY’ 10, $191m in FY’ 11, $141m in FY’ 12 and $12m in FY’ 13
Our approach to managing construction
Our approach to managing construction
Building vessels
worldwide
Due diligence focused
on yards
Tidewater staff
supervise on site
Vessels Under Construction*
Vessels Under Construction*
As of December 31, 2009
As of December 31, 2009
36 Total
18 PSV
2 Crew and Tug
16 AHTS
Count
* Includes three new vessels committed to purchase as of 12/31/09

SOME ACQUISITION SOME ACQUISITION OPPORTUNITIES ARE OPPORTUNITIES ARE BETTER THAN OTHERS !!! BETTER THAN OTHERS !!!

Out With the Traditional –
Out With the Traditional –
In With the New
In With the New
0
100
200
300
400
500
Active Fleet Dispositions
22
LARGEST NEW FLEET
LARGEST NEW FLEET
IN THE INDUSTRY
IN THE INDUSTRY
(as of 12/31/09)
(as of 12/31/09)
(A) Net new vessels added to the fleet since January 2000, including 36 vessels under construction at 12/31/09.
340 (B)
495 (C)
199 New Vessels (A)
404 Sold
404 Sold
91 Scrapped
91 Scrapped
(C) 495 vessel dispositions generated $635 million of proceeds and $265 million of gains.
(B) Total fleet count excludes 73 stacked vessels as of 12/31/09.

$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008 Fiscal 2009
SIGNIFICANT
SIGNIFICANT
EARNINGS GROWTH
EARNINGS GROWTH
23
50% Five-Year Compounded
50% Five-Year Compounded
Annual Earnings Growth Rate
Annual Earnings Growth Rate
FY End Stock Price  $28.13 $38.86         $55.23         $58.58         $55.11 $37.13
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in
Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels.
EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89

STRONG BALANCE SHEET
STRONG BALANCE SHEET
~ $790 million of Available Liquidity at 12/31/09 (Cash plus $450m Revolver)
~ $790 million of Available Liquidity at 12/31/09 (Cash plus $450m Revolver)
$300 $275 Long-term Debt
$2,245 $2,419 Stockholders’ Equity
2.1% 0% Net Debt to Total Cap
$251          $337 Cash
March 2009 December 2009
($ in Millions) ($ in Millions)

SELECTED FINANCIAL
SELECTED FINANCIAL
HIGHLIGHTS
HIGHLIGHTS
* Adjusted Net Earnings and Adjusted EPS for the nine months ended 12/31/09 excludes
$48.1 million, or $0.94 per share, related to provision for Venezuelan operations and $34.3 million, or $0.66 per share, tax benefit related to favorable resolution of tax litigation.
($ in Thousands,
Except
Per Share Data)
Nine Months Ended
$5.76 $4.21 Adjusted EPS*
$297,172 $216,363
Adjusted Net Earnings*
$366,305 $299,350
Net Cash from
Operations
$368,706 $304,013 Capital Expenditures
$1,049,218 $908,638 Revenues
12/31/08 12/31/09

USING CASH TO GROW OUR
USING CASH TO GROW OUR
BUSINESS & RETURN TO
BUSINESS & RETURN TO
SHAREHOLDERS
SHAREHOLDERS
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
CAPX Dividend Share Repurchase
(in millions)

Over this ten year period, TDW invested $2.7 billion in CAPX ($2.3 billion in our new fleet), and paid out $355 million in dividends and $516 million through share repurchases.

$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Fiscal Years
FLEET CASH
FLEET CASH
OPERATING MARGINS
OPERATING MARGINS
27
Note: Cash operating margins are defined as vessel revenue less vessel operating expenses.
50%
40%
30%
20%
10%
60%
Total Fleet
Operating Margin %
New Vessels
Traditional Vessels
38.6% 37.6%
46.5%
41.9%
36.9%
38.7%
49.1%
54.6%
51.9% 51.3%

0
50
100
150
200
Q1FY10
Operating
Margin
$156.8
FLEET RENEWAL
FLEET RENEWAL
PROVIDES SCOPE FOR
PROVIDES SCOPE FOR
MARGIN GROWTH
MARGIN GROWTH
Traditional Vessels (37%)
New Vessels (63%)
($ in millions)

0
50
100
150
200
Q1FY10
Operating
Margin
Vessel
Disposals
$156.8
FLEET RENEWAL
FLEET RENEWAL
PROVIDES SCOPE FOR
PROVIDES SCOPE FOR
MARGIN GROWTH
MARGIN GROWTH
Assume ~ 2/3 of traditional vessels
are disposed of over the next few
years
($ in millions)
($34.9)

0
50
100
150
200
Q1FY10
Operating
Margin
Vessel
Disposals
CIP
$156.8
FLEET RENEWAL
FLEET RENEWAL
PROVIDES SCOPE FOR
PROVIDES SCOPE FOR
MARGIN GROWTH
MARGIN GROWTH
46 vessels currently under
construction at 6/30/09
Analysis assumes:
• Average dayrate of
$20,000/day
• Utilization of 90%
• Cash operating margin of
55%
($ in millions)
($34.9)
+$41.5

0
50
100
150
200
Q1FY10
Operating
Margin
Vessel
Disposals
CIP +5%
Utilization
+$1,000
Dayrate
$156.8
FLEET RENEWAL
FLEET RENEWAL
PROVIDES SCOPE FOR
PROVIDES SCOPE FOR
MARGIN GROWTH
MARGIN GROWTH
Near-term vessel
retirements followed by
market upturn should
positively impact utilization
and dayrates
Analysis assumes +5% on
utilization and +$1,000 on
average dayrates for
existing vessels
($ in millions)
($34.9)
+$41.5
+$14.8
+$16.7

0
50
100
150
200
Q1FY10
Operating
Margin
Vessel
Disposals
CIP +5%
Utilization
+$1,000
Dayrate
$156.8
FLEET RENEWAL
FLEET RENEWAL
PROVIDES SCOPE FOR
PROVIDES SCOPE FOR
MARGIN GROWTH
MARGIN GROWTH
This information is not meant to be a prediction of future quarterly performance, but simply an indication of quarterly operating margin impacts resulting from future fleet additions and reductions, and  fluctuations in vessel utilization and day rates.
($34.9)
+$41.5
+$14.8
+$16.7

IMPROVING AVERAGE AGE
IMPROVING AVERAGE AGE
OF TIDEWATER FLEET
OF TIDEWATER FLEET
Assumptions:  1) Average 45 vessel disposals per year in future (averaged 47 per year last three years).
2) Include 36 vessels under construction ( including three purchase commitments) in year delivered plus additional newbuilds/acquisitions from approximately $500 million per year of future commitments. Tidewater is not committed to spending $500 million annually, but this level is used as an assumption in estimating average fleet age in the future.
0
100
200
300
400
500
600
3/31/04
Actual
3/31/05
Actual
3/31/06
Actual
3/31/07
Actual
3/31/08
Actual
12/31/08
Actual
12/31/09
Actual
12/31/10
Estimate
12/31/11
Estimate
12/31/12
Estimate
5
10
15
20
25

FINANCIAL STRATEGY
FINANCIAL STRATEGY
Deploy
Deploy
Capital
Capital
Deliver
Deliver
Results
Results
Maintain Financial
Maintain Financial
Strength
Strength
Focused on Long Term Shareholder Value
Focused on Long Term Shareholder Value

TIDEWATER
TIDEWATER
CREDIT SUISSE 2010
CREDIT SUISSE 2010
ENERGY SUMMIT
ENERGY SUMMIT
February 4, 2010
Quinn Fanning
Quinn Fanning
Executive Vice President, CFO
Executive Vice President, CFO
Joseph M. Bennett
Joseph M. Bennett
Executive Vice President and
Executive Vice President and
Chief Investor Relations
Chief Investor Relations
Officer
Officer

TIDEWATER TIDEWATER APPENDIX APPENDIX

50%
60%
70%
80%
90%
12/06 6/07 12/07 6/08 12/08 6/09 12/09
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
37
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates and Utilization
Dayrates and Utilization
$100 change in dayrate = $8.3M in revenue
1% change in utilization = $15.2M in revenue
* Dayrate and utilization information is for all classes of vessels operating international.
Utilization
Dayrate

$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
12/06 06/07 12/07 06/08 12/08 06/09 12/09
New Vessels
Traditional Vessels
INTERNATIONAL
INTERNATIONAL
VESSEL
VESSEL
DAYRATES
DAYRATES
* Dayrate information is for all classes of vessels operating internationally.

30%
40%
50%
60%
70%
80%
90%
12/06 6/07 12/07 6/08 12/08 6/09 12/09
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
39
DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates and Utilization
Dayrates and Utilization
* Dayrate and utilization information is for all classes of vessels operating in the U.S.
Utilization
Dayrate

$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
$21,000
$23,000
12/06 06/07 12/07 06/08 12/08 06/09 12/09
New Vessels
Traditional Vessels
DOMESTIC VESSEL
DOMESTIC VESSEL
DAYRATES
DAYRATES
* Dayrate information is for all classes of vessels operating in the U.S.
40